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                                                                      EXHIBIT 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated November 6, 2000 included in this Form 10-K for the fiscal year ended September 29, 2000 into the Company's previously filed Registration Statements on Form S-8, Registration Nos. 33-11818, 33-30879, 33-33329, 33-44002, 33-57825 and 333-53163, and on Form S-3, Registration Nos. 333-53161
and 333-63427.



                               ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
November 21, 2000